STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into effective as of the ________________ 2018, by and between the undersigned person or entity purchasing Shares pursuant to this Agreement (“Investor”), and Canbiola, Inc., a Florida corporation (“Company”).

RECITALS

WHEREAS, the Company’s common stock is publically traded on OTCQB:CANB under the symbol “CANB.”

WHEREAS, the Company wishes to sell to Investor and Investor wishes to purchase from the Company, shares of common stock in the Company (“Shares”) as detailed herein; and

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in accordance with and in reliance upon exemption from securities registration afforded under the Securities Act of 1933, as amended (the “Securities Act”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements, understandings, undertakings, warranties and promises, and intending to be legally bound thereby, Investor and Company (each, a “Party,” and collectively, the “Parties”), do hereby covenant and agree as follows:

1.

PURCHASE AND SALE OF STOCK

1.1

Purchase Price.  Upon the terms and subject to the conditions set forth in this Agreement, the Company agrees to issue and sell to Investor, and Investor agrees to purchase from Company,

___________________ newly-issued common shares of the Company (the “Shares”), at a per share price of $0.029 for a total purchase price of $_____________ (the “Purchase Price”) in cash or cash equivalent.

1.2

Closing Date. The closing of the purchase, sale and issuance of the Shares will take place as soon as practicable, but in any event not later than the date fifteen (15) days from the date of this Agreement (“Closing Date”).

1.3

Closing Deliveries. On or before the Closing Date, Company will deliver or cause to be delivered to Investor (i) an executed copy of this Agreement, and (ii) a certificate evidencing the Shares registered in the name of Investor or its designated assign. On or before the Closing Date, Investor will deliver or cause to be delivered to Company (i) an executed copy of this Agreement, and (ii) the Purchase Price.

2.

INVESTOR COVENANTS, REPRESENTATIONS AND WARRANTIES

The Investor hereby covenants, represents and warrants to Company as follows:

2.1

Authorization; Binding Effect.  Investor has all requisite power and authority to (i) execute and deliver this Agreement, and (ii) to carry out and perform its obligations under the terms of this Agreement.  This Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of Investor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other

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laws relating to or affecting the enforcement of creditors’ rights generally in effect from time to time and by general principles of equity.

2.2

No Conflicts with Agreements, Etc.  Neither the execution and delivery of this Agreement nor the fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default under, any contract, agreement, mortgage, indenture, lease, instrument, order, judgment, statute, law, rule or regulation to which the Party is subject.

2.3

 Restricted Securities. Investor acknowledges and agrees that the Shares are characterized as “restricted securities” under applicable U.S. federal and state securities laws, including Rule 144 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act, and that pursuant to these laws, Investor must hold the Shares indefinitely unless subsequently registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Neither the Company nor any other person is under any obligation to register the Shares under the Securities Act or otherwise. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares. It is further understood that the stock certificates to be issued pursuant to the terms of this Agreement may bear one or more legends restricting the transfer of the Shares or as otherwise required by applicable state law.

2.4

Own Account. Investor is acquiring the shares of common stock issuable hereunder for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

2.5

Qualification. Investor represents and warrants to the Company that it is “Accredited Investor” as defined in Rule 501 under the Securities Act. Further, Investor (i) understands that its investment in Shares involves a high degree of risk, (ii) is experienced in making investments of the kind described in this Agreement, (iii) is able to afford the entire loss of its investment in the Shares, and (v) has no need for liquidity in its investment in Shares. Investor is not purchasing Shares in any manner as a representative of a charitable remainder unitrust or a charitable remainder trust.

If the Investor is an entity, Investor represents that: (i) it was not formed for the purpose of investing in Shares; (ii) each of the Investor’s beneficial owners participates in investments made by Investor pro rata in accordance with its interest in Investor and, accordingly, the Investor’s beneficial owners cannot opt-in or opt-out of investments made by the Investor; and (iii) the Investor’s beneficial owners did not and will not contribute additional capital (other than previously committed capital) for the purpose of purchasing the Shares. Further, either (x) all of the Investor’s outstanding securities (other than short-term paper) are beneficially owned by one natural person, or (y) the Investor is not an “investment company” under Section 3(a) of the Investment Company Act of 1940 or an entity which would be an “investment company” but for the exception provided for in Section 3(c)(1) or Section 3(c)(7) of such Act.

If the Investor is an entity in which a holder of an interest in such entity may decide whether or how much to invest by means of such entity in various investment vehicles including Shares, then the Investor shall notify the Company as to the number of holders of interests in the Investor, the number of holders of interests in the Investor that hold interests in the Company through the Investor, whether all are categorized as “accredited investors” as that term is defined in Rule 501 under the Securities Act, and any changes to either such number.

2.6

Due Diligence. Investor has received and reviewed the Company’s governing documents including, but not limited to, its Articles of Incorporation, By-Laws and Shareholder Agreements, and hereby agrees

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to be bound thereto and abide by the provisions thereof. Investor has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Investor. Investor has been afforded the opportunity to ask questions of the Company and has received complete and satisfactory answers to any such inquiries. If desired, Investor has consulted its own advisors with respect to its proposed purchase of the Shares. Except as set forth herein, no representations or warranties have been made to Investor by the Company, or any officer, partner, agent, representative, employee or affiliate thereof and, in entering into this transaction, the Investor is not relying upon any information, other than that contained herein.

2.7

Public Solicitation. Investor did not learn of the Shares by way of general solicitation and was not solicited by any person or entity without a pre-existing relationship with Investor.

2.8

Investment Funds. The Investor represents and warrants that (i) the Shares are to be purchased with funds that are from legitimate sources in connection with its regular business activities and which do not constitute the proceeds of criminal conduct; (ii) the Shares are not being acquired, and will not be held, in violation of any applicable laws; (iii) the Investor is not listed on the list of Specially Designated Nationals and Blocked Persons maintained by the United States Office of Foreign Assets Control (“OFAC”); and (iv) the Investor is not a senior foreign political figure, or any immediate family member close associate of a senior foreign political figure.

2.9

Indemnification. Investor hereby agrees to indemnify and hold harmless the Company, its officers and each other member of the Company or any manager, member, officer, employee, agent or affiliate thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the Investor contained in this Agreement.

3.

COMPANY COVENANTS, REPRESENTATIONS AND WARRANTIES

The Company hereby covenants, represents and warrants to Investor as follows:

3.1

Authorization; Binding Effect.  The Company has all requisite power and authority to (i) execute and deliver this Agreement, (ii) to issue its Shares as contemplated hereunder, and (iii) to carry out and perform its obligations under the terms of this Agreement.  This Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligations of the Party, enforceable in accordance with its respective terms, except, in each case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors’ rights generally in effect from time to time and by general principles of equity.

3.2

No Conflicts with Agreements, Etc.  Neither the execution and delivery of this Agreement nor the fulfillment of or compliance with the terms and provisions hereof, nor the transfer of the Shares, will conflict with, or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default under, any contract, agreement, mortgage, indenture, lease, instrument, order, judgment, statute, law, rule or regulation to which the Party is subject.

3.3

 Valid Issuance of Shares. All Shares to be issued pursuant to this Agreement, when transferred, shall be duly and validly issued, fully paid, and nonassessable, and will be transferred free of liens, encumbrances and restrictions on transfer other than (a) restrictions on transfer under this Agreement and under applicable state and federal securities laws, and (b) restrictions on transfer under the Company’s governing documents.

3.4

Legal Proceedings. There is no action, suit, proceeding, arbitration, claim, investigation or inquiry pending or, to the Company’s knowledge, threatened by or before any governmental body against the

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Company which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company, nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or government agency or instrumentality and binding upon the Company or its affiliates that would reasonably be expected to have a similar material adverse effect on the Company or its operations.

4.

GENERAL PROVISIONS

4.1

Patriot Act. The Company reserves the right to request such information as is necessary to verify the identity of the Investor. The Investor shall promptly on demand provide such information and execute and deliver such documents as the Company may request to verify the accuracy of the Investor’s representations and warranties herein or to comply with the USA PATRIOT Act of 2001, as amended (the “Patriot Act”), certain anti-money laundering laws or any other law or regulation to which the Company may be subject (the “Relevant Legislation”).  In addition, by executing this Agreement the Investor authorizes the Company to provide the Company’s legal counsel and any other appropriate third party with information regarding the Investor’s account, until the authorization is revoked by the Investor in writing to the Company.

4.2

Attorneys’ Fees.  If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover actual attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

4.3

Further Assurances.  Subject to the terms and conditions of this Agreement, each of the Parties hereto will use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions pursuant to this Agreement.

4.4

Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the signatories hereto any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

4.5

Assignment. Anything in this Agreement to the contrary notwithstanding, the Parties may not assign any of their rights or interests in and under this Agreement without the prior written consent of the other Party, and any attempted assignment without such consent shall be null and void and without any force or effect whatsoever.

4.6

Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California, disregarding any principles of conflicts of law that would otherwise provide for the application of the substantive law of another jurisdiction.

4.7

Counterparts.  The Parties agree that this Agreement may be executed in one (1) or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute one (1) and the same instrument.  The Parties further agree that this Agreement may be executed by telecopy or fax of the signature page, which countersigned faxed signature will for all purposes be deemed an execution.

4.8

Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing, and shall be deemed effectively given upon personal delivery to the Party to be notified,

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or four (4) days after deposit with the United States Post Office, postage prepaid and addressed to the Party to be notified.  Any notice to a Party shall be sent to its addresses set forth on the signature pages hereof, or at such other address as a Party may designate by advanced written notice to the other Party.

4.9

Entire Agreement; Amendments and Waivers.  This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subjects hereof, and supersedes any and all prior or contemporaneous written or oral negotiations, agreements, representations, and understandings of the Parties with respect to such subject matter.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Parties.

4.10

Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.11

Interpretation.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. No rule of construction or interpretation that disfavors the party drafting this Agreement or any of its provisions will apply to the interpretation of this Agreement.  Instead, this Agreement will be interpreted according to the fair meaning of its terms. Where the context or construction requires, all words applied in the plural shall be deemed to have been used in the singular, and vice versa; the masculine shall include the feminine and neuter, and vice versa; and the present tense shall include the past and future tense, and vice versa.

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the date first set forth above.

Investor:

Name (print)

Address

Investment: $

  Shares:

EIN/ SSN:

Accepted by the:

 Company, Canbiola, Inc.

Stanley L. Teeple, CFO

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ACCREDITED INVESTOR REPRESENTATION

INSTRUCTIONS:

1. PLEASE NOTE THAT IT IS IMPORTANT THAT YOU REVIEW THIS ACCREDITED INVESTOR REPRESENTATION AND THAT YOU RESPOND BELOW TO INDICATE THAT YOU SATISFY ANY OF THE CRITERIA LISTED BELOW.

2.  THESE REPRESENTATIONS ARE PRESENTED IN ALTERNATIVE FORM.  PLEASE INITIAL THE REPRESENTATION(S) YOU ARE MAKING IN THE BOX TO THE LEFT THEREOF.

ACCREDITATION

The undersigned understands that the Shares herein are not registered under the Securities Act of 1933, as amended, and are being offered and sold in reliance upon exemptions from registration under said Act.  The undersigned hereby warrants and represents that the undersigned is an "Accredited Investor" as that term is defined in Section 2(15)(ii) of said Act and Rule 501(a) of Regulation D promulgated thereunder for the following reason(s):

Initial Below

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The undersigned is a natural person whose individual net worth, or joint net worth with the undersigned's spouse, at the date hereof, exceeds $1,000,000.

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______

The undersigned is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with his/her spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income in the current year.

______

The undersigned is a trustee for an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

______

The undersigned is an entity (trust, partnership, corporation, etc.) in which all of the beneficiaries, partners, shareholders or other equity owners are accredited investors for one or more of the foregoing reasons.  (Please also initial the applicable reasons.)

______

The undersigned is an accredited investor for other reasons specified in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.  (Please specify the applicable reason(s) in the space provided below.)

__________________________________________________________

__________________________________________________________

______________________________

____________________________________

Purchaser (Print Name)

Co-Purchaser, if any (Print Name)

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______________________________

_____________________________________

(Signature)

(Signature)

Dated: ______________________

Wiring Instructions

Canbiola Inc.
960 South Broadway, Suite 120
Hicksville NY 11801

TD Bank
Acct: 4319285981

ABA: 026013673

TD Bank

500 Old Country Road

Plainview, NY, 11803

516-931-2027

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